UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported) May 21, 2007
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                             AMERICAN BILTRITE INC.
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               (Exact Name of Registrant as Specified in Charter)


            Delaware                     1-4773               04-1701350
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  (State or other jurisdiction        (Commission           (IRS Employer
       of Incorporation)               File No.)         Identification No.)


           57 River Street, Wellesley Hills, Massachusetts 02481-2097
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          (Address of principal executive offices, including zip code)

                                 (781) 237-6655
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              (Registrant's telephone number, including area code)

                                 Not Applicable
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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

      On May 21, 2007, American Biltrite Inc. (the "Company") entered into a Response Cost Sharing And Alternative Dispute Resolution Agreement, dated as of May 8, 2007, with Miller Industries, Inc., which provides for a cost sharing arrangement in connection with the clean-up of two sites in Lisbon Falls, Maine. Under the agreement, each of the parties agrees to fund fifty percent of the budgeted costs of the remedial investigation, feasibility study and remediation of the two sites, subject to a final determination of the parties' respective allocation of its share of the applicable costs, which will be made either by mutual agreement of the parties or by arbitration, as provided under the agreement. The agreement provides for procedures for the funding of these costs as well as allocates oversight responsibility for the clean up of the sites to the parties based upon on a party's determined share of responsibility for the clean up of the sites. A party may terminate the agreement under certain circumstances, including for material breaches by the other party which remain uncured after a reasonable cure period not to exceed 60 days, as provided under the agreement. The foregoing description of the agreement is a summary and is qualified in its entirety to the full terms and conditions of the agreement. A copy of the agreement is attached to this report as Exhibit 10.1 and is incorporated by reference herein.

      For a further description of the sites which are the subject of the agreement, refer to the Company's Annual Report on Form 10-K for the year ended December 31, 2006 and the other filings subsequently made by the Company with the Securities and Exchange Commission.


Item 9.01  Financial Statements and Exhibits.

(d)   Exhibits

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    EXHIBIT NO.                            DESCRIPTION
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      10.1              Response Cost Sharing And Alternative Dispute Resolution
                        Agreement, dated as of May 21, 2007, by American
                        Biltrite Inc. and Miller Industries, Inc.
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  May 21, 2007                          AMERICAN BILTRITE INC.



                                             By: /s/ Howard N. Feist III
                                                 ---------------------------
                                                 Name:  Howard N. Feist III
                                                 Title:  Chief Financial Officer

                                  Exhibit Index

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    EXHIBIT NO.                             DESCRIPTION
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      10.1              Response Cost Sharing And Alternative Dispute Resolution
                        Agreement, dated as of May 21, 2007, by American
                        Biltrite Inc. and Miller Industries, Inc.
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